UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ISIGN SOLUTIONS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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iSign Solutions, Inc.

2025 Gateway Place, Suite 485

San Jose, California 95110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 30, 2017

To the Stockholders of iSign Solutions, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of iSign Solutions, Inc., a Delaware corporation (the “Company”), will be held at the Company’s Headquarters, 2025 Gateway Place, Suite 485, San Jose California 95110, on January 30, 2017, at 1:00 p.m. Pacific Time, for the following purposes, all as more fully described in the attached Proxy Statement:

1.	To elect seven directors;

2.	To consider and vote upon a proposal to increase the number of shares available for future grant in the Company’s 2011 Stock Compensation Plan;

3.	To consider and vote on a proposal to approve an Amended and Restated Certificate of Incorporation to decrease the authorized shares of common stock;

4.	To consider and vote on a proposal to approve an Amended and Restated Certificate of Incorporation to decrease the authorized shares of preferred stock;

5.	To ratify the appointment of Armanino, LLP as the Company’s independent auditors for the year ending December 31, 2016; and

6.	To transact such other business as may properly come before the Annual Meeting.

You are urged to carefully read the attached Proxy Statement and the additional information concerning the matters to be considered at the meeting. The Board of Directors has fixed the close of business on December 16, 2016, as the record date. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. A list of the stockholders will be available for inspection at the Company’s Headquarters, 2025 Gateway Place, Suite 485, San Jose California 95110, at least ten days before the Annual Meeting and at the Annual Meeting.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS STILL IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, TELEPHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. IF YOU DO ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME.

San Jose, California December 29, 2016	By Order of the Board of Directors

Philip S. Sassower Co-Chairman and Chief Executive Officer

iSign Solutions, Inc.

2025 Gateway Place, Suite 485

San Jose, California 95110

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement and the accompanying proxy card are being furnished to stockholders of iSign Solutions, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors for use in voting at the Company’s Annual Meeting of Stockholders to be held at the Company’s Headquarters, 2025 Gateway Place, Suite 485, San Jose, California 95110, on January 30, 2017, at 1:00 p.m. Pacific Time, and any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following:

1.	To elect seven directors;

2.	To consider and vote upon a proposal to increase the number of shares available for future grant in the Company’s 2011 Stock Compensation Plan;

3.	To consider and vote on a proposal to approve an Amended and Restated Certificate of Incorporation to decrease the authorized shares of common;

4.	To consider and vote on a proposal to approve an Amended and Restated Certificate of Incorporation to decrease the authorized shares of preferred stock;

5.	To ratify the appointment of Armanino, LLP as the Company’s independent auditors for the year ending December 31, 2016; and

6.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the accompanying proxy card, together with a copy of the Company’s Annual Report to Stockholders, are first being made available to stockholders of the Company on or about January 4, 2017.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO VOTE YOUR SHARES BY PROXY VIA INTERNET, TELEPHONE OR MAIL, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHARES CAN BE VOTED AT THE ANNUAL MEETING ONLY IF THE HOLDER IS REPRESENTED BY PROXY OR IS PRESENT.

VOTING SECURITIES

The Board of Directors has fixed December 16, 2016 as the record date (“Record Date”) for purposes of determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Accordingly, only holders of record of shares of the Company’s Common Stock (“Common Stock”) at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were approximately 654 beneficial owners of 5,564,179 outstanding shares of our Common Stock. Each holder of Common Stock is entitled to one vote for each share of our Common Stock held by such holder.

If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder “FOR,” “AGAINST” or “ABSTAIN” on the proxy card, which is duly returned and properly executed, the shares will be voted accordingly. If no choice is specified on the returned and properly executed proxy card, the shares will be voted FOR each nominated director and FOR approval of all proposals described in the Notice of Annual Meeting and in this Proxy Statement. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.

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Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:

●	By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card to submit your proxy.

●	By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card to submit your proxy.

●	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone, do not return your proxy card.

If your shares are held in “street name” (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.

Attendance at the meeting will not automatically revoke a previously-submitted, properly-executed proxy. A stockholder executing a proxy card pursuant to this solicitation may revoke his or her proxy at any time prior to its use by:

●	delivering to the Secretary of the Company a signed notice of revocation;

●	delivering a properly executed proxy card with a later date than the proxy card being revoked;

●	submitting a proxy by Internet or telephone at a later date than the proxy card being revoked; or

●	attending the meeting, revoking the previously-granted proxy and voting in person.

In order to be effective, all revocations or a subsequently filed proxy card must be delivered to the Company at the address listed above no later than January 24, 2017, 5:00 p.m., local time. All valid unrevoked proxies will be voted at the Annual Meeting and any adjournments or postponements thereof. Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals set forth in this Proxy Statement.

Proxy cards marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Annual Meeting, but will not be counted as voting on any matter as to which abstention is indicated. Broker “non-votes” (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) will not be treated as present for purposes of determining whether there is a quorum for the Annual Meeting unless the broker is given discretion to vote on at least one matter on the agenda.

If a quorum is present at the Annual Meeting:

(a)	The seven nominees (as identified in Proposal 1 below) receiving the greatest number of votes (a plurality) from the outstanding shares of Common Stock, will be elected. Abstentions and broker non-votes will not affect whether director nominees have received the requisite number of affirmative votes,

(b)	The proposal to increase the number of shares available for grant under the Company’s 2011 Stock Compensation Plan will be adopted if it receives more affirmative votes than negative votes from the outstanding shares of Common Stock. Abstentions and broker non-votes will not affect the passage of this proposal;

(c)	The proposals to amend the Certificate of Incorporation to decrease the authorized number of shares of Common Stock and authorized number of shares of preferred stock will be adopted if such proposals receive the affirmative vote of a majority of outstanding shares of Common Stock. Abstentions and broker non-votes will have the effect of a “NO” vote.

(b)	The proposal to ratify Armanino, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, will be approved if it receives more affirmative votes than negative votes from the outstanding shares of Common. Abstentions and broker non-votes will not affect the passage of this proposal.

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A proxy card gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company’s proposals and any other matters that may be properly proposed at the Annual Meeting. The shares represented by all valid non-revoked proxies will be voted in accordance with the instructions marked therein. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ALL PROPOSALS. If any other matter properly comes before the Annual Meeting, the proxies solicited hereby will be exercised in accordance with the reasonable judgment of the proxy holders named therein. If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date.

The Company will pay the cost of its proxy solicitation. Some of the Company’s employees may also solicit stockholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. Your cooperation in promptly submitting your proxy via Internet, telephone or mail will help to avoid additional expense.

If you are a stockholder of record and you plan to attend the Annual Meeting, please indicate this when you vote your shares via Internet, telephone or mail. If you are a beneficial owner of shares of Common Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from the bank, broker or other nominee are examples of proof of ownership. If you want to vote in person your shares of the Company’s stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record.

PROPOSAL 1

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall consist of such number of directors, with a minimum of three, as the Board of Directors may determine from time to time. The authorized number of directors is seven. The current Board of Directors consists of seven persons.

The Seven Directors (as identified below), who will be elected by the outstanding shares of Common Stock. Each director elected at this Annual Meeting will serve for one year or until his successor is duly elected and qualified or his earlier resignation, removal or disqualification.

Unless otherwise instructed, the proxy holders named in the proxy card will vote for the election of the Director nominees to the Board of Directors. In the event that any Director nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the shares will be voted for the election of any nominee designated by the remaining Directors. The Company is not aware of any nominee who will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS CONSIDERED THE PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE DIRECTOR NOMINEES.

Director Nominees

The following table sets forth certain information concerning the Directors of the Company (each of whom is also a Director Nominee):

DIRECTORS:

Name	Age	Year First Elected or Appointed
Philip S. Sassower	76	2010
Michael W. Engmann	68	2015
Andrea Goren	49	2010
David E. Welch(1)(2)	69	2004
Stanley Gilbert(2)	77	2011
Jeffrey Holtmeier(1)(2)	58	2011
Francis Elenio(1)	50	2015

(1)	Member of the Audit Committee (Chairman, David E. Welch)

(2)	Member of the Compensation Committee (Chairman, Stanley Gilbert)

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The business experience of each of the directors for at least the past five years includes the following:

Philip S. Sassower has served as the Company’s Chairman and Chief Executive Officer since August 2010, and Co-Chairman since October 2015. Mr. Sassower is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Mr. Sassower has also been Chief Executive Officer of Phoenix Enterprises LLC, a private equity firm, and has served in that capacity since 1996. In addition, Mr. Sassower has served as Chief Executive Officer of Xplore Technologies Corp. (NASDAQ:XPLR) since February 2006 and has been a director of Xplore Technologies Corp. and served as Chairman of its board of directors since December 2004. On May 13, 2008, Mr. Sassower was named Chairman of the Board of The Fairchild Corporation (NYSE: FA), a motorcycle accessories and aerospace parts and services company. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. On January 7, 2010, The Fairchild Corporation’s plan of liquidation was declared effective and the company’s board of directors was relieved of its duties. Mr. Sassower also served as Chairman of the Board of the Company from 1998 to 2002 and as Co-Chief Executive Officer of the Company from 1997 to 1998. Mr. Sassower is co-manager of the managing member of Phoenix Venture Fund LLC. Mr. Sassower’s qualifications to serve on the Board of Directors include more than 40 years of business and investment experience. Mr. Sassower has developed extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing changes.

Michael Engmann has served as the Company’s Co-Chairman since October 2015. Mr. Engmann is Chairman of Engmann Options, a family trading and investment holding company and has served in that capacity since 1978. Mr. Engmann has approximately 40 years of experience in building successful financial service companies. He began his career as a trader and was one of the early market-makers in the Pacific Stock Exchange’s options program. He (i) founded, in 1980, Sage Clearing Corporation, a stock and options clearing company for professional traders, which was sold to ABN Amro Inc. in 1988, (ii) founded, in 1982, Preferred Trade, Inc., a broker-dealer providing research and trade execution services, which was sold to Fimat in May 2005, and (iii) acquired in 2001 Revere Data LLC, a global financial and market data company, which was sold to Factset in 2013. Mr. Engmann’s qualifications to serve on the Board of Directors include more than 40 years of business and investment experience.

Andrea Goren has served as a director since August 2010. Mr. Goren was appointed the Company’s Chief Financial Officer in December 2010. Mr. Goren is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Mr. Goren is co-manager of the managing member of Phoenix Venture Fund LLC, the Company’s largest shareholder. Prior to that, Mr. Goren served as Vice President of Shamrock International, Ltd., a private equity firm. Mr. Goren has been a director of Xplore Technologies Corp. (NASDAQ:XPLR) since December 2004 and serves on its Executive Committee, and a director of The Fairchild Corporation (NYSE: FA) from May 2008 to January 2010. Mr. Goren’s qualifications to serve on the Board of Directors include his experience and knowledge acquired in approximately 17 years of private equity investing and his extensive experience working with management teams and boards of directors.

David E. Welch has served as a director since March 2004. From July 2002 to present Mr. Welch has been the principal of David E. Welch Consulting, a financial consulting firm. Mr. Welch has also been Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a provider of satellite-based asset tracking and reporting equipment, from April 2004 to present. Mr. Welch was Vice President and Chief Financial Officer of Active Link Communications, a manufacturer of telecommunications equipment, from 1999 to 2002. Mr. Welch has held positions as Director of Management Information Systems and Chief Information Officer with Micromedex, Inc. and Language Management International from 1995 through 1998. Mr. Welch other directorships have been with AspenBio Pharma, Inc., from 2004 to present, PepperBall Technologies, Inc. from January 2007 to January 2009 and Advanced Nutraceuticals, Inc., from 2003 to 2006. Mr. Welch is a Certified Public Accountant licensed in the state of Colorado. He serves on iSign’s audit and compensation committees. Mr. Welch’s qualifications to serve on the Board of Directors include his significant accounting and financial expertise.

Stanley L. Gilbert has served as a director since October 2011. Mr. Gilbert has more than 45 years of experience as a lawyer with primary specialties in wills, trusts, estate planning and administration, as well as tax planning. Mr. Gilbert is Founder, and, has been President of Stanley L. Gilbert PC since 1982. Mr. Gilbert has also been a partner of a number of law firms, including Nager Korobow, Bell Kallnick Klee and Green, and Migdal Pollack Rosenkrantz and Sherman. Mr. Gilbert has served as a Director of Planned Giving at Columbia University Medical Center’s Nathaniel Wharton Fund, which supports a broad variety of projects in basic research, clinical care and teaching since 2001. Mr. Gilbert was elected by a majority of iSign’s Series C and Series B Preferred stockholders voting together as a separate class on an as converted to common stock basis, and serves on iSign’s audit and compensation committees. Mr. Gilbert’s qualifications to serve on the Board of Directors include his significant tax and accounting expertise acquired through his years of practicing law.

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Jeffrey Holtmeier has served as a director since August 2011. Mr. Holtmeier has more than 25 years of successful entrepreneurship in the technology and communications fields. As CEO of GENext from 2001 to present, and through its subsidiary China US Business Development, LLC, Mr. Holtmeier has assisted many US companies in establishing relationships in China, where he also co-founded Koncept International, Inc., a Chinese-based VoIP and digital media technology company. Prior to his involvement in the Chinese market, Mr. Holtmeier founded, built over seventeen years and successfully sold InfiNET in 2001 to Teligent, a NASDAQ listed company. Mr. Holtmeier was a recipient of the prestigious Ernst & Young, NASDAQ/USA Today “Entrepreneur of the Year” award in 1999, and has served on the boards of numerous corporations and non-profit organizations. He serves on iSign’s audit and compensation committees. Mr. Holtmeier’s qualifications to serve on the Board of Directors include his experience as a successful entrepreneur and his experience in establishing business relationships in China.

Francis J. Elenio has served as a director since November 2015, after having served as a director of the Company from August 2010 to October 2011. Since November 2005, Mr. Elenio has served as Managing Director of Reeff Consulting LLC, a financial and business advisory firm providing outsourced accounting and consulting services for start-up to midsized companies. Mr. Elenio also served as Chief Financial Officer of Signal Point Communications Corp. from February 2011 to October 2013. Mr. Elenio has over 25 years of experience working with corporations as a strategic, solution-driven professional focused on finance and accounting, operations and turn-around management. Mr. Elenio has served at the CFO level at numerous public and private companies, including Wilshire Enterprises, Inc., a real estate investment and management company, WebCollage, Inc., an internet content integrator for manufacturers, GoAmerica, Inc., a wireless internet service provider and Roomlinx, Inc., a provider of wireless high speed internet access to hotels and conference centers. Mr. Elenio is a CPA and received an MBA. Since September 2007, Mr. Elenio has also been an Adjunct Professor of Finance at Seton Hall University. Mr. Elenio serves on the Company’s audit committee. Mr. Elenio’s qualifications to serve on the Board of Directors and Audit Committee include his experience as a CFO working with technology companies like iSign.

Executive Officers

The following table sets forth the name and age of each executive officer of the Company, or named executive officers, and all positions and offices of the Company presently held by each of them.

Name	Age	Positions Currently Held
Philip S. Sassower	76	Co-Chairman of the Board and Chief Executive Officer
Michael W. Engmann	68	Co-Chairman of the Board
Andrea Goren	49	Chief Financial Officer
William Keiper	65	President and Chief Operating Officer

The business experience of each of the executive officers for at least the past five years includes the following:

Philip S. Sassower—see above under the heading “Proposal 1—Director Nominees.”

Michael W. Engmann—see above under the heading “Proposal 1—Director Nominees.”

Andrea Goren—see above under the heading “Proposal 1—Director Nominees.”

William Keiper was appointed the Company’s President and Chief Operating Officer in December 2010. Mr. Keiper is Managing Partner of FirstGlobal Partners LLC where he specializes in working with investors and Boards of Directors in resolving issues related to business continuity, performance and sustainable value creation. Mr. Keiper has over 30 years of business experience, more than 18 of which have been in the management of software, technology and IT product distribution and services organizations. He was President and Chief Executive Officer of Hypercom Corporation (NYSE: HYC) from 2005 to 2007 and served as a member of its Board of Directors from 2000 to 2007. He was Chairman and Chief Executive Officer of Arrange Technology LLC, a software development services outsourcing company, from 2002 to 2005. From 1997 to 2002, he served as a principal in mergers and acquisitions firms serving middle market software and IT services companies. He was Chief Executive Officer of Artisoft, Inc., a public networking and communications software company, from 1993 to 1997, and its Chairman from 1995 to 1997. He held several executive positions, including President and Chief Operating Officer, of MicroAge, Inc., an indirect sales-based IT products distribution and services company, from 1986 to 1993, where he was a key executive in helping to profitably drive more than a billion dollar revenue increase over the course of his tenure with the company.

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BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Company’s affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company’s affairs through oral and written reports by management, Board and committee meetings and other means. The Company’s directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations and have other communications with management and others regarding the Company’s affairs. During 2015, the Board of Directors held no in person meeting and six telephonic meetings and acted by unanimous written consent on 3 occasions. Except for the meetings of the Audit Committee, which were held separately, all committee meetings were held concurrently with the formal meetings of the Board of Directors. For the year ended December 31, 2015, each incumbent director participated in all of the formal meetings of the Board and each committee on which he served except for Mr. Elenio who joined the Board of Directors in November 2015.

Directors of the Company serve until their successors are duly elected and qualified or until their earlier resignation, removal or disqualification from the Board. There are no family relationships between the Company’s directors and executive officers.

Director Independence

The Board of Directors has determined that Messrs. Gilbert, Holtmeier, Welch and Elenio are “independent,” as defined under the rules of the NASDAQ Stock Market relating to director independence, and Messrs. Sassower, Goren and Engmann are not independent under such rules. Messrs. Gilbert, Welch and Holtmeier serve on the Compensation Committee of the Board of Directors. Each of the members of the Compensation Committee is independent under the rules of the NASDAQ Stock Market relating to director independence. Messrs. Welch Holtmeier and Elenio serve on the Audit Committee of the Board of Directors. Under the applicable rules of the NASDAQ Stock Market and the SEC relating to independence of Audit Committee members, the Board of Directors has determined that Messrs. Welch Holtmeier and Elenio are independent.

Board Committees

The Company’s Board of Directors has two standing committees as set forth below. The members of each committee are appointed by the Board of Directors.

Audit Committee. The Audit Committee assists the Board of Directors in the exercise of its fiduciary responsibility of providing oversight regarding the Company’s financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and other aspects of the financial management of the Company, oversees our financial reporting process on behalf of the Board of Directors and reports to the Board of Directors the results of these activities, including the systems of internal controls that management and the Board of Directors have established. The Audit Committee, among other duties, engages the independent public accountants retained as the registered public accounting firm, pre-approves all audit and non-audit services provided by the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, considers the compatibility of any non-audit services provided by the independent public accountants with the independence of such auditors and reviews the independence of the independent public accountants. The members of the Audit Committee are Messrs. Welch Holtmeier and Elenio. Mr. Welch serves as the Audit Committee’s financial expert. Messrs. Welch, Holtmeier and Elenio are independent as defined under applicable rules of the NASDAQ Stock Market and the SEC relating to independence of Audit Committee member. The Audit Committee conducted five meetings in the year ended December 31, 2015 and all members attended that meeting, other than Mr. Elenio, who replaced Mr. Gilbert on the Audit Committee in November 2015. A copy of the Audit Committee charter can be found at our website, www.isign.com.

Compensation Committee. The Compensation Committee generally reviews compensation matters with respect to executive and senior management arrangements and administers the Company’s stock option plans. The members of the Compensation Committee are Messrs.  Gilbert, Welch and Holtmeier. During 2015, the Compensation Committee held no formal meeting in the year ended December 31, 2015. The Board has adopted a Compensation Committee Charter, a copy of which can be found on our website, www.isign.com.

Nominating Committee. The Company does not have a standing Nominating Committee. The independent members of the Board of Directors select and recommend to the full Board of Directors for approval nominees for the Common Stock Director positions. The Board then determines whether to approve of such nominations and present them to the Company’s stockholders for election to the Board of Directors. When selecting Common Stock Director nominees, the independent directors review the appropriate skills and characteristics required of directors in the context of prevailing business conditions. In general, the Company’s Board believes that all of its directors should possess the highest personal and professional ethics, integrity, and values, and that they should committed to representing the long-term interests of the stockholders. Directors should also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, government, education, and technology, and in areas that are relevant to the Company’s business activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time. While not maintaining a specific policy on Board diversity requirements, the Board believes that diversity is an important factor in determining the composition of the Board and, therefore, seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board.

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The Board does not currently engage any third-party director search firms for purposes of identifying candidates for Board service, but may do so in the future if it deems appropriate and in the best interests of the Company. The Board annually evaluates the Board’s composition. This evaluation enables the Board to update the skills and experience they seek in the Board as a whole and in individual directors, as the Company’s needs evolve and change over time.

Nominations of Director candidates by stockholders of the Company may be submitted if such nominations are made with timely notice in writing to the Secretary. For more information on this process, please see the information provided under the heading “Stockholder Proposals and Stockholder Nominations of Directors” below. The current Director nominees were selected by the independent members of the Board of Directors, which Director nominees were then ratified by the entire Board of Directors. The independent directors will evaluate any Common Stock Director candidate submitted by a stockholder in the same manner in which they would evaluate a candidate selected by the independent directors, employing the criteria for Board service identified above in connection with their evaluations of all such candidates.

The Board does not currently have a charter or formal policy with respect to the consideration of Director candidates recommended by stockholders. The Board has not adopted a formal policy with respect to the consideration of Director candidates, as it has concluded that the independent directors will fairly evaluate Director candidates put forward by stockholders, notwithstanding the absence of a formal policy.

Leadership Structure of Board of Directors

The Company’s Chief Executive Officer Mr. Sassower also serves as its Co-Chairman of the Board. The Board believes that, given the size of the Company and resources available to the Company, the interests of all stockholders have been appropriately taken into consideration by having the same person holding the positions of Chief Executive Officer and Co-Chairman of the Board. The Company’s current Chief Executive Officer possesses an in-depth knowledge of the Company, its operations, and the array of business challenges faced by the Company, all of which have been gained through years of association with the Company. The Board believes that these experiences and other insights place the Chief Executive Officer in a position to provide broad leadership for the Board as it considers strategy and as it exercises its fiduciary responsibilities to its stockholders.

The Board has not previously designated a lead independent director because it concluded that it was unnecessary in light of the independence of a majority of the members of the Board. As indicated above, all directors other than Messrs. Sassower, Goren and Engmann are independent. Each independent director may call meetings of the independent directors, and may request agenda topics to be added or considered with in more detail at meetings of the full Board or an appropriate Board committee. Accordingly, the oversight of critical matters, such as the integrity of the Company’s financial statements, employee compensation, including compensation of the executive officers, the selection of directors and the evaluation of the Board and key committees is entrusted to independent directors.

Role of Board of Directors in Risk Oversight

The entire Board and each of its standing committees are involved in overseeing risk associated with the Company and its business. The Board monitors the Company’s governance by review with management and outside advisors, as considered necessary. The Board has delegated certain risk management responsibilities to the Board committees. The Board and the Audit Committee monitor the Company’s liquidity risk, regulatory risk, operational risk and enterprise risk by reviews with management and independent accountants and other advisors, as considered necessary. In its periodic meetings with the independent accountants, the Audit Committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. As part of its responsibilities as set forth in its charter, the Compensation Committee reviews the impact of the Company’s executive compensation program and the associated incentives to determine whether they present a significant risk to the Company.

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Communications to the Board

The Board of Directors welcomes and encourages stockholders to share their thoughts regarding the Company. Towards that end, the Board of Directors has adopted a policy whereby all communications should first be directed to Investor Relations. Investor Relations will then, for other than routine communications, distribute a copy of the communication to the Chairmen of the Board, the Chairman of the Audit Committee and the Company’s Chief Financial Officer. Based on the input and decision of these persons, along with the entire Board, if it is deemed necessary, the Company will respond to the communications. Stockholders should not communicate with individual directors unless requested to do so.

See STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS, page 4, for information regarding the process for stockholders to nominate individuals for election to the Board of Directors.

DIRECTOR COMPENSATION

For their service as directors of the Company, all non-employee directors receive a fee of $1,000 for each meeting of the Board of Directors attended, in person, and all directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with attending such meetings. Generally, each non-employee director receives an option to acquire 1,000,000 shares of Common Stock upon joining the Board, and may receive additional options thereafter so long as they continue to serve as a member of the Board of Directors. The exercise price of all options granted to directors is equal to the market closing price on the date of grant; the options vest quarterly over three years and have a seven-year term.

The following table provides information regarding the compensation of the Company’s non-employee directors for the year ended December 31, 2015:

Name	Fees Earned or Paid in Cash		Stock Awards		Option Awards (1)	Non-Equity Incentive Plan Compensation		Non-qualified Deferred Compensation Earnings		All Other Compensation		Total
Current Directors
Francis J. Elenio	$	─	$	─	$7,500	$	─	$	─	$	─	$7,500
Michael Engmann	$	─	$	─	$7,500	$	─	$	─	$	─	$7,500
Stanley Gilbert	$	─	$	─	$19,700	$	─	$	─	$	─	$19,700
Jeffrey Holtmeier	$	─	$	─	$19,700	$	─	$	─	$	─	$19,700
David Welch	$	─	$	─	$20,094	$	─	$	─	$	─	$20,094

(1)	The amounts provided in this column represent the aggregate grant date fair value of option awards granted to our officers, as calculated in accordance with FASB ASC Topic 718, Stock Compensation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of November 15, 2016, with respect to the beneficial ownership of (i) any person known to be the beneficial owner of more than 5% of any class of voting securities of the Company, (ii) each director and director nominee of the Company, (iii) each of the current executive officers of the Company named in the Summary Compensation Table under the heading "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Except as indicated in the footnotes to this table (i) each person has sole voting and investment power with respect to all shares attributable to such person and (ii) each person’s address is c/o iSign Solutions, Inc., 2025 Gateway Place, Suite 485, San Jose California 95110-1413. The amounts are not stated in thousands.

	Common Stock
Name of Beneficial Owner	Number of Shares (1)	Percent Of Class (1)
Philip S. Sassower (2)	1,385,882	23.6%
Andrea Goren (3)	1,415,566	24.1%
Stanley Gilbert (4)	131,480	2.4%
Jeffrey Holtmeier (5)	5,195	0.1%
David E. Welch (6)	1,744	*
Michael W. Engmann (7)	886,550	15.0%
Francis Elenio (8)	333	*
William Keiper (9)	119,671	2.1%
All directors and executive officers as a group (7 persons) (10)	2,559,592	40.4%
5% Shareholders
Phoenix Venture Fund LLC (11)	1,368,013	23.3%

*       Less than 1%.

1.	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assumes the exercise or conversion of all options, warrants and other securities convertible into Common Stock, beneficially owned by such person or entity currently exercisable or exercisable within 60 days of December 22, 2016. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of December 22, 2016 or securities convertible into Common Stock within 60 days of December 22, 2016 are deemed outstanding and held by the holder of such shares of Common Stock, options and warrants for purposes of computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. The percentage of beneficial ownership of Common Stock beneficially owned is based on shares of Common Stock. The shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock stated in these columns assume conversion of all outstanding options and warrants into shares of Common Stock.

2.	Represents (a) 1,071,057 shares of Common Stock, (b) 7,599 shares issuable to Mr. Sassower upon the exercise of options exercisable within 60 days of December 22, 2016, and (c) 307,226 shares of Common Stock issuable upon the exercise of warrants (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC and Phoenix Enterprises Family Fund. Please see footnote 14 below for information concerning shares of Common Stock beneficially owned by Phoenix. Along with Mr. Goren, Mr. Sassower is the co-manager of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and Phoenix Banner Holdings LLC, and, accordingly, Mr. Sassower may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein. Mr. Sassower’s address is 110 East 59th Street, Suite 1901, New York, NY 10022.

	Philip Sassower	SG Phoenix Ventures LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Enterprises Family Fund LLC	Phoenix Banner Holdings	Total
Common Shares	2,044	─	2,234	1,066,779	─	─	1,071,057
Stock Options	7,599	─	─	─	─	─	7,599
Warrants	8,225	288,095	─	─	─	10,906	307,226
Total	17,868	288,095	2,234	1,066,779	─	10,906	1,385,882

3.	Represents (a) 1,098,853 shares of Common Stock, (b) 9,119 shares issuable upon the exercise of options exercisable within 60 days of December 22, 2016, and (c) 307,594 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of December 22, 2016 (see table below for details), including securities beneficially owned by Phoenix, SG Phoenix Ventures LLC, SG Phoenix LLC, Phoenix Banner Holdings LLC, Andax LLC and Mr. Goren. Please see footnote 14 below for information concerning Phoenix’s beneficial ownership. Mr. Goren is managing member Andax LLC and disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein. Along with Mr. Sassower, Mr. Goren is the co-manager of SG Phoenix Ventures LLC, which has the power to vote and dispose of the shares held by Phoenix and by Phoenix Banner Holdings LLC, and accordingly, Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix and Phoenix Banner Holdings LLC. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix and Phoenix Banner Holdings LLC, except to the extent of their respective pecuniary interests therein. Mr. Goren’s address is 110 East 59th Street, Suite 1901, New York, NY 10022.

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	Andrea Goren	Andax, LLC	SG Phoenix LLC	Phoenix Venture Fund	Phoenix Banner Holdings	Total
Common Shares	15	29,825	2,234	1,066,779	─	1,098,853
Stock Options	9,119	─	─	─	─	9,119
Warrants	─	8,594	288,095	─	10,905	307,594
Total	9,134	38,419	290,329	1,066,779	10,905	1,415,566

4.	Represents (a) 114,169 shares of Common Stock, (b) 1,733 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of December 22, 2016, and (c) 15,579 shares of Common Stock issuable upon the exercise of warrants, exercisable within 60 days of December 22, 2016 (see table below for details). As manager of Galaxy LLC, Mr. Gilbert has the power to vote and dispose of the shares of Common Stock held by Galaxy LLC, and, accordingly, Mr. Gilbert may be deemed to be the beneficial owner of the shares owned by Galaxy LLC.

	Stanley Gilbert	Stanley Gilbert PC	Galaxy LLC	Mrs. Gilbert	Total
Common Shares	111,002	23	1,426	1,718	114,169
Stock Options	1,733	─	─	─	1,733
Warrants	15,579	─	─	─	15,579
Total	128,314	23	1,426	1,718	131,480

5.	Represents (a) 3,662 shares of Common Stock (b) 1,533 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of December 22, 2016 As manager of Genext, Mr. Holtmeier has the power to vote and dispose of the shares of Common Stock held by Genext, and, accordingly, Mr. Holtmeier may be deemed to be the beneficial owner of the shares owned by CUBD and Genext.

6.	Represents 1,744 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of December 22, 2016.

7.	Represents (a) 535,659 shares of Common Stock beneficially owned by Mr. Engmann (b) 333 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of December 22, 2016 and (c) an aggregate of 350,558 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of December 22, 2016 beneficially owned by Mr. Engmann. See the following table for more detail. Mr. Engmann’s address is 220 Bush Street, No. 660, San Francisco, CA 94104. (See note 5 to the Consolidated Financial Statements).

	Michael Engmann	MDNH Partners, LP	KENDU Partners Company	Total
Common Shares	430,749	103,915	995	535,659
Stock Options	333	─	─	333
Warrants	332,097	18,461	─	350,558
Total	763,179	122,376	995	886,550

8.	Represents 333 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of December 22, 2016.

9.	Represents (a) 41,173 shares of Common Stock (b) 12,160 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of 2015, (c) 66,338 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of December 22, 2016

	William Keiper	First Global Partners	Total
Common Shares	─	41,173	41,173
Stock Options	12,160	─	12,160
Warrants	─	66,338	66,338
Total	12,160	107,511	119,671

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10.	Includes shares of Common Stock beneficially owned by Phoenix. Please see footnote 11 below for information concerning shares of Common Stock beneficially owned by Phoenix. Mr. Sassower and Mr. Goren are the co-managers of SG Phoenix Ventures LLC, which has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, accordingly, Mr. Sassower and Mr. Goren may be deemed to be the beneficial owner of the shares owned by Phoenix. SG Phoenix Ventures LLC, Mr. Sassower and Mr. Goren each disclaim beneficial ownership of the shares owned by Phoenix, except to the extent of their respective pecuniary interests therein. The amount stated above includes an aggregate of 26,802,497 shares issuable upon the exercise of options within 60 days of December 22, 2016.

11.	SG Phoenix Ventures LLC is the Managing Member of Phoenix, with the power to vote and dispose of the shares of Common Stock held by Phoenix. Accordingly, SG Phoenix Ventures LLC may be deemed to be the beneficial owner of such shares. Andrea Goren is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. Philip Sassower is the co-manager of SG Phoenix Ventures LLC, has the shared power to vote and dispose of the shares of Common Stock held by Phoenix and, as such, may be deemed to be the beneficial owner of the common shares owned by Phoenix and by SG Phoenix LLC, of which he is a member. SG Phoenix Ventures LLC, Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by Phoenix, and Mr. Goren and Mr. Sassower each disclaim beneficial ownership of the shares owned by SG Phoenix LLC, except to the extent of their respective pecuniary interests therein. The address of these stockholders is 110 East 59th Street, Suite 1901, New York, NY 10022.

	Phoenix Venture Fund LLC	SG Phoenix Ventures LLC	Phoenix Banner Holdings	Total
Common Shares	1,066,779	2,234	─	1,069,013
Warrants	─	288,095	10,905	299,000
Total	1,066,779	290,329	10,905	1,368,013

PROPOSAL 2

AMENDMENT TO 2011 STOCK COMPENSATION PLAN

The Board of Directors proposes that the 2011 Stock Compensation Plan (the “2011 Plan”) be amended to increase the aggregate number of shares subject to issuance under such plan by 630,000 shares from 120,000 shares to 750,000 shares, which represents approximately 13.6% of the outstanding shares of Company Common Stock as of the date hereof.

The purpose of the 2011 Plan is to strengthen the ability of the Company to attract and retain well-qualified executive and managerial personnel, provide additional incentive to its employees and encourage stock ownership in the Company so that its participants will have a proprietary interest in the Company. As a result of significant dilution, the current plan represents only 2.2% of the outstanding shares of Company Common Stock as of the date hereof. This is significantly below the 20% average for option pools of companies similar to ours. Given this dilution and, as described below, the fact that all options are significantly out of the money, the 2011 Plan is not currently able to serve its above described purposes.

Under the 2011 Plan, a total of 120,000 shares are currently reserved for issuance. As of November 16, 2015, 50 options have been exercised, options to purchase 82,261 shares of common stock were outstanding and 37,687 shares remain available for future grants. During 2015, employees as a group were granted 30,906 stock options under the 2011 Plan. As of November 16, 2015, the per share closing price of the shares underlying these options was $8.00. A copy of the 2011 Plan, as amended to reflect the increase in the aggregate number of shares subject to issuance to 750,000 shares, is attached hereto as Appendix B.

Options granted under the 2011 Plan may be either incentive stock options ("Incentive Options"), which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not qualify as Incentive Options ("Non-Qualified Stock Options"). Under the 2011 Plan, the Committee may grant (i) Incentive Options at an exercise price per share which is not less than the fair market value of a share of common stock on the date on which such Incentive Options are granted (and not less than 110% of the fair market value in the case of any optionee who beneficially owns more than 10% of the total combined voting power of the Company) and (ii) Non-Qualified Stock Options at an exercise price per share which is determined by the Committee (and which may not be less than 85% of the fair market value of a share of common stock on the date on which such Non-Qualified Stock Options are granted; and not less than 110% of fair market value in the case of an optionee who beneficially owns more than 10% of the total combined voting power of the Company). The 2011 Plan further provides that the maximum period in which options may be exercised will be determined by the Committee, except that Options may not be exercised after the expiration of ten years from the date the Option was initially granted (and in the case of Incentive Options, five years in the case of any optionee who beneficially owns more than 10% of the total combined voting power of the Company). Any option granted under the 2011 Plan will be nontransferable, except by will or by the laws of descent and distribution, and may be exercised upon payment of the option price in cash or by delivery of shares of common stock with a fair market value equal to the option price.

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Benefits Under Amended 2011 Plan

Future awards under the 2011 Plan are within the discretion of the administrator of the 2011 Plan and therefore are not determinable at this time. The following table shows the aggregate benefits received by our named executive officers, our executive officers as a group, our non-employee directors as a group and our non-executive officer employees under the 2011 Plan in fiscal 2014:

Name of Individual or Group	Number of Options Granted	Grant Date Fair Value(1)
Philip S. Sassower	2,400	$59,100
All current executive officers, as a group	10,080	$224,562
All current directors who are not executive officers, as a group	2,400	$75,340
All employees, including all officers who are not executive officers, as a group	18,426	$437,618

(1)	Based on the grant date fair value of the award on the date of grant. Non-qualified and incentive stock options are granted with an exercise price equal to 100% of the fair market value on the date of grant.

Certain Federal Income Tax Consequences

The following outlines certain federal income tax consequences of the 2011 Plan under present law to the Company and participants in such plan.

Incentive Options. A participant will not realize income ("except that the alternative minimum tax may apply), and the Company will not be entitled to a deduction for federal income tax purposes, upon the grant of an Incentive Option, and, if certain requirements of the Code and 2011 Plan are met, upon exercise of an Incentive Option. If common stock acquired upon the exercise of an Incentive Option is disposed of by the participant within two years from the date of granting of the option or within one year after the date of exercise (a "disqualifying disposition"), the excess, if any, of (i) the amount realized (up to the fair market value of such common stock on the exercise date) over (ii) the exercise price, will be ordinary income to the participant, and the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income realized by the participant. The Code limits to $100,000 the value of employee stock subject to Incentive Options that first become exercisable in any one year, based upon the fair market value of the stock on the date of grant. To the extent Options exceed this limit, they are treated as Non-Qualified Stock Options.

Non-Qualified Stock Options. A participant who receives a Non-Qualified Stock Option does not recognize taxable income on the grant of the option. Upon the receipt of shares when a Non-Qualified Stock Option is exercised, a participant generally has ordinary income in an amount equal to the excess of the fair market of the shares at the time of exercise over the exercise price paid for the shares.

However, if the participant (i) is an officer or director of the Company or the beneficial owner of more than 10% of the Company's equity securities (in each case, within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an "Insider") and (ii) receives shares upon the exercise of a Non-Qualified Stock Option, the recognition of income (and the determination of the amount of income) is deferred until the earlier of (a) six months after the shares are acquired or (b) the earliest date on which the Insider could sell the shares at a profit without being subject to liability under Section 16(b) of the Exchange Act (six months after the Non-Qualified Stock Option is granted, in the case of an "in-the-money" option). Income is not deferred, however, if such a participant makes a Section 83(b) election at the time he receives the shares. Rather, income is recognized on the date of exercise in an amount equal to the excess of the fair market value of the shares on such date over the exercise price. A Section 83 election must be filed with the Internal Revenue Service within thirty (30) days after an option is exercised.

A participant's tax basis in shares received upon exercise of a Non-Qualified Stock Option is equal to the amount of ordinary income recognized on the receipt of the shares plus the amount of cash, if any, paid upon exercise. The holding period for the shares begins on the day after the shares are received or, in the case of an Insider that has not made a Section 83 election, on the day after the date on which income is recognized by the Insider on account of the receipt of the shares.

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The ordinary income recognized by an employee of the Company on account of the exercise of a Non-Qualified Stock Option is subject to both wage withholding and employment taxes. A deduction for federal income tax purposes is allowed to the Company in an amount equal to the amount of ordinary income included in the participant's income, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any tax reporting obligation that it has with respect to such income.

If a participant exercises a Non-Qualified Stock Option by delivering previously held shares in payment of the exercise price, the participant does not recognize gain or loss on the delivered shares if their fair market value is different from the participant's tax basis in the shares. However, the exercise of the Non-Qualified Stock Option is taxed, and the Company generally is entitled to a deduction, in the same amount and at the same time as if the participant had paid the exercise price in cash. If the participant receives a separate identifiable stock certificate therefor, his tax basis in the number of shares received that is equal to the number of shares surrendered on exercise will be the same, as his tax basis in the shares surrendered. His holding period for such number of shares will include his holding period for the shares surrendered. The participant's tax basis and holding period for the 'additional shares received upon exercise will be the same as it would if the participant had paid the exercise price in cash.

If a participant receives shares upon the exercise of a Non-Qualified Stock Option and thereafter disposes of the shares in a taxable transaction, the difference between the amount realized on the disposition and the participant's tax basis in the shares is taxed as capital gain or loss (provided the shares are held as a capital asset on the date of disposition), which is long-term or short-term depending on the participant's holding period for the shares.

Required Affirmative Vote

Approval of the amendment to the 2011 Plan requires the affirmative vote of a majority of the Common Stock and preferred stock voting together as one class on an as-converted basis.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, DECREASING OUR AUTHORIZED COMMON STOCK

The Board of Directors determined that it is advisable to decrease the number of authorized shares of common stock from 2,000,000,000 to 20,000,000. Accordingly, Proposal 3 recommends the approval of a Second Amended and Restated Certificate of Incorporation, which will effectuate this decrease in the number of shares of Common Stock we are authorized to issue and integrate into such Second Amended and Restated Certificate of Incorporation all the then-in-effect provisions of our existing amended and restated certificate of incorporation, as amended. The Second Amended and Restated Certificate of Incorporation will also add the zip code of the address of our registered agent, which currently is not included in our Amended and Restated Certificate of Incorporation. In light of the significant reduction in the number of outstanding shares of common stock that resulted from the reverse stock split in January 2016, the Board of Directors determined that having 20,000,000 shares of common stock authorized for issuance would provide the Company with a capital structure that may increase the likelihood of attracting investors and strategic partners to the Company. Further, since the number of outstanding shares of our common stock was significantly reduced in thereverse stock split, significantly less authorized shares of common stock are required for the foreseeable future, even if we were to desire to use shares in connection with any strategic ventures or make acquisitions or raise equity capital. Finally, reducing the authorized shares of common stock will not impede our operations or goals, and, based on current rates, may result in annual savings of franchise taxes. Holders of our common stock do not have any cumulative voting rights or any pre-emptive rights. The form of the Second Amended and Restated Certificate of Incorporation which includes a provision for the reduction of authorized shares of Common Stock is attached to this Proxy Statement as Appendix A.

Board Discretion

If Proposal 3 is approved, we intend to file an Amended and Restated Certificate of Incorporation of the Company promptly, and such certificate will become effective upon filing. We will not file the Amended and Restated Certificate of Incorporation which includes a reduction of authorized Common Stock if Proposal 3 is not approved by the requisite vote of our stockholders. Our Board of Directors reserves the right, notwithstanding stockholder approval of Proposal 3 and without further action by our stockholders, to elect not to proceed with filing the Amended and Restated Certificate of Incorporation if, at any time prior to filing the Amended and Restated Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of the stockholders.

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Consequences if Proposal 3 is Not Approved

If Proposal 3 is not approved, we will continue to have 2,000,000,000 shares of authorized common stock.

Vote Required for Proposal 3

The affirmative vote of the holders representing a majority of the voting power of our common stock.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 3.

PROPOSAL 4

APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, DECREASING OUR AUTHORIZED PREFERRED STOCK

The Board of Directors determined that it is advisable to decrease the number of authorized shares of preferred stock from 45,000,000 to 5,000,000. Accordingly, Proposal 4 recommends the approval of a Second Amended and Restated Certificate of Incorporation, which will effectuate this decrease in the number of shares of preferred stock we are authorized to issue and integrate into such Second Amended and Restated Certificate of Incorporation all the then-in-effect provisions of our existing amended and restated certificate of incorporation, as amended. The Second Amended and Restated Certificate of Incorporation will also add the zip code of the address of our registered agent, which currently is not included in our Amended and Restated Certificate of Incorporation. This Second Amended and Restated Certificate of Incorporation will exclude all references to the five series of preferred stock currently included in our Certificate of Incorporation. In light of the conversion of all outstanding shares of preferred stock in May 2016, the Board of Directors determined that having 5,000,000 shares of preferred stock authorized for issuance would be adequate for the Company for the foreseeable future. The form of the Second Amended and Restated Certificate of Incorporation which includes a provision for the reduction of authorized shares of preferred stock is attached to this Proxy Statement as Appendix A.

If Proposal 4 is adopted and effected, our Second Amended and Restated Certificate of Incorporation which includes a provision for the reduction of authorized shares of Common Stock will permit us to issue, without any further vote or action by the shareholders, up to 5,000,000 shares of preferred stock in one or more series and, with respect to each such series, to fix the number of shares constituting the series and the designation, powers, preferences and rights, and any qualifications, limitations or restrictions thereof, of the shares of such series. The ability to issue such preferred stock could discourage potential acquisition proposals, delay or prevent a change in control or impact the price of our common stock. For example, we could issue shares of preferred stock that may, depending on the terms of such series, make it more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means. Such shares could also be privately placed with purchasers favorable to the Board of Directors in opposing such actions. In addition, the Board of Directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of our common stock, on any merger, sale or exchange of assets by us or any other extraordinary corporate transaction. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of us should the Board of Directors consider the action of such entity or person not to be in the best interest of our shareholders and could be used to entrench current management or deter an attempt to replace the Board of Directors.

We have no current intent or plans to employ our preferred stock as an anti-takeover device and do not have any current plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

14

Board Discretion

If Proposal 4 is approved, we intend to file an Amended and Restated Certificate of Incorporation of the Company, which includes a provision for the reduction of authorized shares of Common Stock, promptly, and such certificate will become effective upon filing. We will not file the Amended and Restated Certificate of Incorporation, which includes a provision for the reduction of authorized shares of Common Stock, if Proposal 3 is not approved by the requisite vote of our stockholders. Our Board of Directors reserves the right, notwithstanding stockholder approval of Proposal 4 and without further action by our stockholders, to elect not to proceed with filing the Amended and Restated Certificate of Incorporation, which includes a provision for the reduction of authorized shares of Common Stock, if, at any time prior to filing the Amended and Restated Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of the stockholders.

Consequences if Proposal 4 is Not Approved

If Proposal 4 is not approved, we will continue to have 45,000,000 shares of authorized preferred stock.

Vote Required for Proposal 4

The affirmative vote of the holders representing a majority of the voting power of our common stock.

Recommendation

Our Board of Directors recommends a vote “FOR” Proposal 4.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF ARMANINO, LLP AS THE COMPANY’S

INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016

The Audit Committee appoints the independent registered public accounting firm annually. Before appointing Armanino, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, the Audit Committee carefully considered that firm’s qualifications.

During the Relevant Period, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with Armanino, LLP regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.

The selection of independent auditors is being submitted to a vote of the stockholders. If the appointment of the independent auditor is not ratified by stockholder vote, the Audit Committee may appoint another independent auditor or may decide to maintain its appointment of Armanino, LLP.

The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee has approved all services provided by Armanino, LLP and has reviewed and discussed with Armanino, LLP the fees paid to such firm, as described below.

A representative of Armanino, LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires.

15

Audit and other Fees. Armanino, LLP served as the Company’s auditors for the year ended December 31, 2015. The estimated fees for audit and other services performed by Armanino, LLP for the Company were as follows:

	Armanino LLP		Armanino LLP
Nature of Service	2015		2014
Audit Fees (1)	$78,867	(41%)	$14,433	(100%)
Audit-Related Fees (2)	$58,320	(31%)	$-
Tax Fees (3)	$14,434	(8%)	$-
All Other Fees	$38,687	(20%)	$-
Total	$190,308	(100%)	$14,443	(100%)

(1)	Audit fees related to the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2015 and 2014, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such years.

(2)	Audit-related fees pertaining to 2015 and 2014 primarily included fees for revenue recognition and analysis relating to stock option grants under the Company’s 2011 Stock Compensation Plan.

(3)	Tax fees in both 2015 and 2014 included services related to the Company’s estimated tax payments and preparation of the Company’s tax returns.

Pre-Approval Policies.

It is the policy of the Company not to enter into any agreement with its auditors to provide any non-audit services unless (a) the agreement is approved in advance by the Audit Committee or (b) (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount the Company pays to the auditors during the fiscal year in which such services are rendered, (ii) such services were not recognized by the Company as constituting non-audit services at the time of the engagement of the non-audit services and (iii) such services are promptly brought to the attention of the Audit Committee and prior to the completion of the audit are approved by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee will not approve any agreement in advance for non-audit services unless (x) the procedures and policies are detailed in advance as to such services, (y) the Audit Committee is informed of such services prior to commencement and (z) such policies and procedures do not constitute delegation of the Audit Committee’s responsibilities to management under the Securities Exchange Act of 1934, as amended.

The Audit Committee has considered whether the provision of non-audit services has impaired the independence of Armanino, LLP and has concluded that Armanino, LLP is independent under applicable SEC and NASDAQ rules and regulations through September 30, 2016.

Required Vote

Proposal 5 will be approved if there are more votes “FOR” the proposal than votes “AGAINST” the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ARMANINO, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

AUDIT COMMITTEE REPORT

General. Under the Company’s Audit Committee Charter, a copy of which can be found on our website, the general purpose of the Audit Committee is to assist the Board of Directors in the exercise of its fiduciary responsibility of providing oversight of the Company’s financial statements and the financial reporting processes, internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and other aspects of the financial management of the Company. The Audit Committee is appointed by the Board of Directors and is to be comprised of at least three directors, each of whom is independent, as such term is defined under the listing standards of the Nasdaq Stock Market. All committee members must be financially literate at the time of their appointment, or within a reasonable period of time after appointment to the Committee. The Company believes all of the members of the Company’s Audit Committee are independent notwithstanding the fact that one of the directors is not independent under applicable NASDAQ and SEC rules. Mr. Welch is the Committee’s financial expert as such term is defined in applicable regulations and rules.

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Responsibilities and Duties. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

Specific Audit Committee Actions Related to Review of the Company’s Audited Financial Statements. In discharging its duties, the Audit Committee, among other actions, has (i) reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the twelve months ended December 31, 2015 with management, (ii) discussed with the Company’s independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, related to such financial statements, (iii) received the written disclosures and the letter from the Company’s independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence, (iv) considered whether the provision of service represented under the headings on “Tax Fees” and “All Other Fees” as set forth above is compatible with maintaining the independent auditor’s independence, and (v) based on such reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the twelve months ended December 31, 2015.

The Audit Committee of the Board of Directors

David E. Welch, Chairman Jeffrey Holtmeier Francis Elenio

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EXECUTIVE COMPENSATION

The following table sets forth compensation awarded to, earned by or paid to the Company’s Principal Executive Officer, regardless of the amount of compensation, and each executive officer of the Company for the years ended December 31, 2015 and 2014 whose total annual salary, bonus and option awards for 2015 exceeded $100,000.

Summary Compensation Table (in dollars)

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Philip S. Sassower, Co-Chairman and CEO	2015 2014	─ ─	(1) (1)	─ ─	─ ─	$ $	59,100 ─	─ ─	─ ─	─ ─	$ $	59,100 ─

William Keiper, President	2015 2014	─ ─	(2) (2)	─ ─	─ ─	$ $	94,560 ─	─ ─	─ ─	─ ─	$ $	94,560 ─

Andrea Goren, CFO	2015 2014	─ ─	(3) (3)	─ ─	─ ─	$ $	70,902 ─	─ ─	─ ─	─ ─	$ $	70,902 ─

1.	Mr. Sassower was appointed Chairman of the Board and Chief Executive Officer on August 5, 2010, and Co-Chairman since October 2015. Mr. Sassower receives no compensation.

2.	Mr. Keiper was appointed President and Chief Operating Officer on December 7, 2010. Mr. Keiper receives no salary compensation from the Company.

3.	Mr. Goren was appointed Chief Financial Officer on December 7, 2010. Mr. Goren receives no compensation from the Company.

4.	The amounts provided in this column represent the aggregate grant date fair value of option awards granted to our officers, as calculated in accordance with FASB ASC Topic 718, Stock Compensation. Mr. Sassower has 7,001 options that are vested and exercisable within sixty days of December 31, 2015. Mr. Keiper has 11,201 options that are vested and exercisable within sixty days of December 31, 2015. Mr. Goren has 8,401 options that are vested and exercisable within sixty days of December 31, 2015. In accordance with applicable regulations, the value of such options does not reflect an estimate for features related to service-based vesting used by the Company for financial statement purposes. See footnote 9 in the Notes to Consolidated Financial Statements included with this report on Form 10-K.

Mr. Keiper is retained by the Company through an Advisory Services Agreement (the “FGP Agreement”) with First Global Partners, LLC (“FGP’). Mr. Keiper is Managing Partner of FGP. The term of the FGP Agreement is two years unless terminated earlier and will automatically renew for additional one year periods upon the same terms and conditions unless either party notifies the other in writing of its intent to terminate at least 90 days prior to the then-current term. FGP receives a cash sum payment of $20,000 (“Cash Fee”) per month. In addition, FPG is eligible for, but not entitled to receive, an annual cash performance fee of up to thirty-five percent (35%) of the Cash Fee during a given year or prorated portion thereof. Such performance fee, if any, would be awarded based upon the sole discretion of the Company’s Board of Directors. No performance fee was paid to FGP in 2015. Under the FGP Agreement, FGP furnishes, at its own expense, all materials and equipment necessary to carry out the terms of the FGP Agreement. The Company has agreed to pay FGP for reasonable and documented out of pocket expenses incurred for Services rendered by FGP during the term of the FGP Agreement, as long as FGP obtains written approval of the Company prior to incurring any significant expense.

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Mr. Goren is retained by the Company through an Advisory Services Agreement (the “SGP Agreement”) with SG Phoenix LLC (“SGP”). Mr. Goren and Mr. Sassower are managing members of SGP. The term of the SGP Agreement is two years unless terminated earlier and will automatically renew for additional one year periods upon the same terms and conditions unless either party notifies the other in writing of its intent to terminate at least 90 days prior to the then-current term. SGP receives a cash sum payment of $15,000 (“Cash Fee”) per month. In addition, SGP is eligible for, but not entitled to receive, an annual cash performance fee of up to thirty-five percent (35%) of the Cash Fee during a given year or prorated portion thereof. Such performance fee, if any, would be awarded based upon the sole discretion of the Company’s Board of Directors. No performance fee was paid to SGP in 2015. Under the SGP Agreement, SGP furnishes, at its own expense, all materials and equipment necessary to carry out the terms of the SGP Agreement. The Company has agreed to pay SGP for reasonable and documented out of pocket expenses incurred for services rendered by SGP during the term of the SGP Agreement, as long as SGP obtains written approval of the Company prior to incurring any significant expense.

Outstanding Equity Awards at December 31, 2015

The following table summarizes the outstanding equity award holdings held by our named executive officers. The amounts are not stated in thousands.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable			Option Exercise Price ($)	Option Expiration Date
Philip S. Sassower, Co-Chairman and CEO	800 4,766 600	(1) (2) (3)	─ 434 1,800	(1) (2) (3)	$ $ $	82 57 29	01/28/2018 01/03/2020 01/05/2022

William Keiper, President and COO	6,400 2,933 961	(4) (5) (6)	─ 267 2,879	(4) (5) (6)	$ $ $	32 57 29	08/11/2018 01/03/2020 01/05/2022

Andrea Goren, Chief Financial Officer	800 4,000 2,200 720(10)	(7) (8) (9) (10)	─ ─ 200 2,160	(7) (8) (9) (10)	$ $ $ $	82 32 57 29	01/28/2018 08/11/2018 01/03/2020 01/05/2022

(1)	Mr. Sassower’s 800 options were granted on January 28, 2011, vest pro rata quarterly over three years, and expire on January 28, 2018.

(2)	Mr. Sassower’s 5,200 options were granted on January 3, 2013, vest pro rata quarterly over three years, and expire on January 3, 2020.

(3)	Mr. Sassower’s 2,400 options were granted on January 5, 2015, vest pro rata quarterly over three years, and expire on January 5, 2022.

(4)	Mr. Keiper’s 6,400 options were granted on August 11, 2011, vest pro rata monthly over two years, and expire on August 11, 2018

(5)	Mr. Keiper’s 3,200 options were granted on January 3, 2013, vest pro rata quarterly over three years, and expire on January 3, 2020.

(6)	Mr. Keiper’s 3,840 options were granted on January 5, 2015, vest pro rata quarterly over three years, and expire on January 5, 2022.

(7)	Mr. Goren’s 800 options were granted on January 28, 2011, vest pro rata quarterly over three years, and expire on January 28, 2018.

(8)	Mr. Goren’s 4,000 options were granted on August 11, 2011, vest pro rata quarterly over three years, and expire on August 11, 2018.

(9)	Mr. Goren’s 2,400 options were granted on January 3, 2013, vest pro rata quarterly over three years, and expire on January 3, 2020.

(10)	Mr. Goren’s 2,880 options were granted on January 5, 2015, vest pro rata quarterly over three years, and expire on January 5, 2022.

Option Exercises and Stock Vested

There were no stock options exercised during the twelve months ended December 31, 2015 and 2014.

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Director Compensation

The following table provides information regarding the compensation of the Company’s non-employee directors for the year ended December 31, 2015:

Name	Fees Earned or Paid in Cash		Stock Awards		Option Awards (1)	Non-Equity Incentive Plan Compensation		Non-qualified Deferred Compensation Earnings		All Other Compensation		Total
Current Directors
Francis J. Elenio	$	─	$	─	$7,500	$	─	$	─	$	─	$7,500
Michael Engmann	$	─	$	─	$7,500	$	─	$	─	$	─	$7,500
Stanley Gilbert	$	─	$	─	$19,700	$	─	$	─	$	─	$19,700
Jeffrey Holtmeier	$	─	$	─	$19,700	$	─	$	─	$	─	$19,700
David Welch	$	─	$	─	$20,094	$	─	$	─	$	─	$20,094

(1)	The amounts provided in this column represent the aggregate grant date fair value of option awards granted to our officers, as calculated in accordance with FASB ASC Topic 718, Stock Compensation. See footnote 9 in the Notes to Consolidated Financial Statements included with this report on Form 10-K.

Equity Compensation Plan Information

The following table provides information as of December 31, 2015, regarding our compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

	Number of Securities To Be Issued Upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price Of Outstanding Options and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders

2011 Stock Compensation Plan	83	$50	38
Equity Compensation Plans Not Approved by Security Holders
2009 Stock Compensation Plan	1	$100	6
Total:	84	$50	44

TRANSACTIONS WITH RELATED PERSONS

Phoenix is the beneficial owner of approximately 86.6% of the Common Stock of the Company when calculated in accordance with Rule 13d-3.

In the March 2015 private placement of shares of Series D-1 Preferred Stock, the Company received $1,000 and $100 from Michael Engmann and Mr. Gilbert, respectively, and issued 1,000 and 100 shares of Series D-1 Preferred Stock to the related parties, respectively. In addition, Mr. Engmann and Mr. Gilbert received 18 and 2 warrants to purchase shares of the Company’s Common Stock at an exercise price of $16 per share at closing. The Company paid a $33 administrative fee in cash to SG Phoenix.

In the July 2015 private placement of shares of Series D-1 Preferred Stock, the Company received $200 from Michael Engmann and issued 200 shares of Series D-1 Preferred Stock to the related party. In addition, Mr. Engmann received 7 warrants to purchase shares of the Company’s Common Stock at an exercise price of $16 per share at closing. The Company paid a $4 administrative fee in cash to SG Phoenix.

Pursuant to the terms of the July 2015 financing Mr. Engmann and Mr. Gilbert received warrants to purchase an additional 15 and 2 shares of the Company’s Common Stock, respectively, at an exercise price of $16 per share, for the investment in the March 2015 private placement.

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On September 29, 2015, the Company issued a demand note to Michael Engmann in the aggregate principal amount of $250. This note bore interest at the rate of 10% per annum and both the principal and interest accrued were payable on demand. In November 2015, the Company entered into note purchase agreements with Michael Engmann and other investors. Under the terms of the note purchase agreement, in November 2015, the Company issued, in exchange for the demand note, an unsecured convertible promissory note in the principal amount of $250 to Mr. Engmann.

The principal amount of the unsecured convertible promissory notes issued in connection with the Company’s unsecured debt financing in November and December 2015 bear interest at a rate of 24% per year, are due on August 25, 2016 and are convertible into shares of our common stock at the holder’s option (i) prior to maturity, in the event the Company consummates an SEC registered public offering of shares of common stock, at a conversion price that is 30% less than the price to the public of the common stock in the public offering, or (ii) up to 60 days after maturity, at a conversion price based upon a Company pre-money valuation of $5,000,000, as determined by taking into account the outstanding shares of common stock and preferred stock, on an as-converted basis, on the maturity date of the note; provided, that following such conversion after the maturity date, each holder that converted such note will also receive cash payments, payable from 1.5% for each $100,000 of notes converted of the revenue received by the Company from Cegedim to be paid quarterly on a pro rata basis, with any and all other holders who converted their notes; provided, further, however, that the total amount of cash payments that the holder will be entitled to receive will not exceed three times the aggregate principal amount of each holder’s note.

The Company recorded $53 in debt discount amortization associated with the short-term borrowings, $11 of which is attributable to related parties through December 31, 2015.

During the year ended December 31, 2015, the Company exercised its option to make preferred dividend payments in kind. For the year ended December 31, 2015, the Company issued 72 shares of Series A-1 Preferred Stock, of which 43 were to related parties, 1,272 shares of Series B Preferred Stock, of which 834 were to related parties, 516 shares of Series C Preferred Stock, of which 274 were to related parties, 714 shares of Series D-1 Preferred Stock, of which 350 were to related parties, and 602 shares of Series D-2 Preferred Stock, of which 74 were to related parties.

Interest expense associated with the Company’s indebtedness for the years ended December 31, 2015 and 2014, was $54 and $0, respectively, of which $31 and $0, respectively, was related party expense.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports with the SEC regarding ownership of, and transactions in, the Company's securities. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC. The following Section 16 filings were not timely filed for the year ended December 31, 2015: the Form 4 for Andrea Goren dated January 5, 2015,March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, the Form 4 for Philip Sassower dated January 5, 2015, March 31, 2015, June 30, 2015, and September 30, 2015, the Form 4 for Stan Gilbert dated January 5, 2015, March 31, 2015, June 30, 2015, and September 30, 2015, the Form 4 for Jeffrey Holtmeier dated January 5, 2015, March 31, 2015, June 30, 2015, and September 30, 2015 and the Form 4 for William Keiper dated January 5, 2015, March 31, 2015, June 30, 2015, and September 30, 2015.

COMPANY CODE OF ETHICS

The Company has adopted a Code of Ethics (“Code”), which is applicable to all Company employees , including the principal executive officer, the principal financial officer and controller and principal accounting officer (“Senior Executive and Financial Officers”). The Code is available on the Company’s website, www.isign.com. The Company intends, when applicable, to post amendments to or waivers from the Code (to the extent applicable to its Senior Executive and Financial Officers) on its website and in any manner otherwise required by the applicable standards or best practices.

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STOCKHOLDER PROPOSALS AND STOCKHOLDER NOMINATIONS OF DIRECTORS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a stockholder proposal must be received at our principal executive offices no later than July 23, 2016, which is the 120th day preceding the anniversary of the date on which the Company mailed its proxy materials to stockholders for the 2015 Annual Meeting. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Secretary, iSign Solutions, Inc., 2025 Gateway Place, Suite 485, San Jose, California 95110. If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a stockholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.

Other Stockholder Proposals

If a stockholder wishes to present a stockholder proposal at our next annual meeting that is not intended to be included in the proxy statement, the stockholder must provide the information required by our Bylaws and give timely notice to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not later than 60 days nor more than 90 days prior to next year’s annual meeting. In the event, however, that notice of next year’s annual meeting is given by the Company less than 60 days prior to next year’s annual meeting, then notice must be received from the stockholder by the Secretary not later than the close of business on the 15th day following the date on which notice of next year’s annual meeting of the stockholders was mailed, which will be the date of next year’s proxy statement. Notices of intention to present proposals at the next annual meeting should be addressed to the Secretary, iSign Solutions, Inc., 2025 Gateway Place, Suite 485, San Jose, California 95110.

Stockholder Director Nominations

Under our Bylaws, stockholders may also nominate an individual to serve on our Board of Directors. In order to nominate a person or persons for election to the Board of Directors at our next annual meeting, a stockholder must provide the information required by our Bylaws and give timely notice of their intention to do so to our corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Secretary not more than 90 days nor less than 60 days prior to the anniversary of the date of the Company’s definitive proxy statement provided in connection with the Company’s annual meeting in the previous year. Notwithstanding the preceding sentence, in the event that no annual meeting was held in the previous year or the annual meeting is called for a date more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (1) the ninetieth (90th) day prior to such annual meeting and (2) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In the case of a special meeting of stockholders called for the purpose of electing directors, notice by the stockholder must be received by the Secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made. The notice given by the stockholder must include (1) the name and address of the stockholder who intends to make the nomination, and the person or persons to be nominated; (2) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination(s) are to be made by the stockholder; (4) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed with SEC pursuant to the proxy rules; and (5) the manually signed consent of each nominee to serve as a director of the Company if so elected. The presiding officer at the annual meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. A stockholder’s written notice of such stockholder’s intention to make such nomination or nominations at the next annual meeting should be addressed to the Secretary, iSign Solutions, Inc., 2025 Gateway Place, Suite 485, San Jose, California 95110,.

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SOLICITATION OF PROXIES

The Company will bear the cost of the Annual Meeting and the solicitation of proxies related thereto, including the costs relating to printing and mailing the proxy materials. The Company has retained Broadridge Financial Solutions to assist the Company in the solicitation of proxies. The Company has agreed to pay Broadridge a fee of approximately $18,000 for its services. Directors, officers and employees of the Company may make additional solicitations in person or by telephone in respect to the Annual Meeting.

OTHER MATTERS

The Board of Directors knows of no other matter that may be presented for action at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, the persons named as proxies will vote in accordance with their judgment with respect to any such matter.

Stockholders are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided, regardless of whether or not they expect to attend the Annual Meeting. The prompt return of such proxy card will assist the Company in preparing for the Annual Meeting. Your cooperation is greatly appreciated.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2014 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2015 with the Securities and Exchange Commission (the “SEC”). The SEC maintains a web site, www.sec.gov that contains reports, Proxy Statements, and certain other information filed electronically by the Company with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to iSign Solutions, Inc., Attn: Corporate Secretary, 2025 Gateway Place, Suite 485, San Jose, California 95110, or visiting the Company’s web site at www.isignnow.com.

INCORPORATION BY REFERENCE

The Company incorporates by reference the information provided under Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations), Item 7A (Quantitative and Qualitative Disclosures about Market Risk), and Item 8 (Consolidated Financial Statements) contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 accompanying this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Philip S. Sassower Co-Chairman and Chief Executive Officer

December 29, 2016

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APPENDIX A

 SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ISIGN SOLUTIONS INC.

(Originally incorporated on October 1, 1986)

iSign Solutions Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1. That the Corporation was incorporated upon the filing of its original certificate of incorporation on October 1, 1986 under the name “Communication Intelligence Corporation”.

2. That the Board of Directors and the stockholders of the Corporation pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, duly adopted the amendment and restatement to the Corporation’s certificate of incorporation as follows:

FIRST: The name of the Corporation is iSign Solutions Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 N. Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: (a) The total number of shares which the Corporation shall have authority to issue is Twenty-Five Million (25,000,000) shares of capital stock, of which Twenty Million (20,000,000) shall be shares of Common Stock, par value $.01 per share, and Five Million (5,000,000) shall be shares of Preferred Stock, par value $.01 per share.

(b) Subject to all of the rights of the Preferred Stock, and except as may be provided expressly with respect to the Preferred Stock herein, by law or by the Board of Directors pursuant to this article Fourth, (1) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends; (2) the holders of Common Stock and Preferred Stock shall have the right to vote for the election of directors and on all other matters requiring stockholder action, each share being entitled to one vote; and (3) upon the voluntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

(c) The shares of Preferred stock may be issued from time to time in one or more series. The Board of Directors hereby is authorized to establish from time to time by resolution or resolutions and, if and to the extent from time to time required by law, by filing a certificate pursuant to the applicable law of the State of Delaware the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including but not limited to the fixing or alteration of the dividend rights, dividend rate or rates, conversion rights, voting rights, rights in terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any or all of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. In addition to all of the qualifications, limitations or restrictions that may be attached to the shares of Preferred Stock of any series, each share of Preferred Stock of any series shall be entitled to receive the par value thereof, being $.01 per share, on the dissolution, liquidation or winding-up of the Corporation.

A-1

(d) No holder of any stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock or any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend.

(e) Except as otherwise required by applicable law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with the Delaware Secretary of State in accordance with Section (c) of this Article Fourth) that relates solely to the designation rights, preferences, power and restrictions of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to applicable law or this Second Amended and Restated Certificate of Incorporation (including any certificate of designation filed with e Delaware Secretary of State in accordance with Section (c) of this Article Fourth).

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors shall have the power to make, alter, amend and repeal the bylaws (except so far as the bylaws adopted by the stockholders shall otherwise provide). Any bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by the Board of Directors or by the Stockholders.

SIXTH: (a) The business and affairs of the Corporation shall be managed by the Board of Directors of the Corporation.

(b) The number of directors which shall constitute the whole Board of Directors of the Corporation shall be as specified in the bylaws of the Corporation.

(c) To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same now exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation with respect to any act or omission occurring prior to the time of such repeal or modification.

SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Amended and Restated Certificate of Incorporation, and all rights conferred on stockholders herein are granted subject to this reservation.

EIGHTH: Notwithstanding any provision to the contrary in this Second Amended and Restated Certificate of Incorporation, the Corporation is prohibited from issuing nonvoting equity securities.

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this __ day of __________, 20__.

ISIGN SOLUTIONS INC.

By:
	Name:	Andrea Goren
	Title:	Chief Financial Officer

A-2

Appendix B

ISIGN SOLUTIONS, INC.
2011 STOCK COMPENSATION PLAN

ARTICLE I
EFFECTIVE DATE AND PURPOSE

1.1       Effective Date. The Board approved the Plan effective as of January 28, 2011.

ARTICLE II
DEFINITIONS

2.1       Capitalized Terms. Capitalized terms used herein have the meanings set forth in Exhibit A.

ARTICLE III
ADMINISTRATION

3.1       The Committee. The Plan shall be administered by the Board or a committee appointed by the Board, provided that the Company’s compensation committee shall approve Awards granted to Participants covered by Code Section 162(m).

3.2       Authority and Action of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees, Independent Contractors and Members of the Board shall be eligible to receive Awards and to grant Awards, (b) prescribe the form, amount, timing and other terms and conditions of each Award, (c) interpret the Plan and the Award Agreements, (d) adopt such procedures as it deems necessary or appropriate to permit participation in the Plan by eligible Employees, Independent Contractors and Members of the Board, (e) adopt such rules as it deems necessary or appropriate for the administration, interpretation and application of the Plan, (f) interpret, amend or revoke any such procedures or rules, (g) correct any technical defect(s) or technical omission(s), or reconcile any technical inconsistency(ies), in the Plan and/or any Award Agreement, (h) accelerate the vesting or payment of any award, (i) extend the period during which an Option may be exercisable, and (j) make all other decisions and determinations that may be required pursuant to the Plan and/or any Award Agreement or as the Committee deems necessary or advisable to administer the Plan.

The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting. A majority of the Committee shall constitute a quorum. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any Employee of the Company or any of its Subsidiaries or Affiliates, the Company’s independent certified public accountants or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

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Appendix B

3.3       Delegation by the Committee. The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and powers under the Plan to one or more Members of the Board of the Company and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power with respect to the selection for participation in this Plan of an officer or other person subject to Section 16 of the 1934 Act or decisions concerning the timing, pricing or amount of an Award to such an officer or person.

3.4       Decisions Binding. All determinations, decisions and interpretations of the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan or any Award Agreement shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

ARTICLE IV
SHARES SUBJECT TO THE PLAN

4.1       Number of Shares. Subject to adjustment as provided in Section 7.10, the number of Shares available for grants of Awards under the Plan shall be 750,000 Shares. Shares awarded under the Plan may be either authorized but unissued Shares, authorized and issued Shares reacquired and held as treasury Shares or a combination thereof. Unless prohibited by applicable law or exchange rules, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate shall not reduce the Shares available for grants of Awards under this Section 4.1. The maximum number of Shares covered by Awards granted to a Participant in a single calendar year may not exceed 75,000.

4.2       Lapsed Awards. To the extent that Shares subject to an outstanding Option are not issued or delivered by reason of (i) the expiration, cancellation, forfeiture or other termination of such Award, (ii) the withholding of such Shares in satisfaction of applicable federal, state or local taxes or (iii) of the settlement of all or a portion of such Award in cash, then such Shares shall again be available under this Plan.

ARTICLE V
STOCK OPTIONS

5.1       Grant of Options. Subject to the provisions of the Plan, Options may be granted to Participants at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion. An Award of Options may include Incentive Stock Options, Nonqualified Stock Options, or a combination thereof; provided, however, that an Incentive Stock Option may only be granted to an Employee of the Company or a Subsidiary and no Incentive Stock Option shall be granted more than ten years after the earlier of (i) the date this Plan is adopted by the Board or (ii) the date this Plan is approved by the Company's shareholders.

5.2       Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to the exercise of all or a portion of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds $100,000, such Options shall constitute Nonqualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.

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Appendix B

5.3       Exercise Price. Subject to the other provisions of this Section, the Exercise Price with respect to Shares subject to an Option shall be determined by the Committee in its sole discretion; provided, however, that the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; and provided further, that the Exercise Price with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

5.4       Expiration Dates. Each Option shall terminate not later than the expiration date specified in the Award Agreement pertaining to such Option; provided, however, that the expiration date with respect to an Option shall not be later than the tenth anniversary of its Grant Date and the expiration date with respect to an Incentive Stock Option granted to a Ten Percent Holder shall not be later than the fifth anniversary of its Grant Date.

5.5       Exercisability of Options. Subject to Section 5.4, Options granted under the Plan shall be exercisable at such times, and shall be subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. The exercise of an Option is contingent upon payment by the Optionee of the amount sufficient to pay all taxes required to be withheld by any governmental agency. Such payment may be in any form approved by the Committee. With respect to Options granted to residents of the State of California, unless employment is terminated for cause (as defined by applicable law or the Award Agreement), the right to exercise an Option in the event of termination of employment, to the extent that the Optionee is otherwise entitled to exercise an Option on the date employment terminates, shall be

(a)       at least six months from the date of termination if termination was caused by death or total disability; and

(b)       at least 30 days from the date of termination if termination was caused by other than death or total disability;

(c)       but in no event later than the remaining term of the Option.

5.6       Method of Exercise. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Chief Financial Officer of the Company (or his or her designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Exercise Price with respect to each such Share and an amount sufficient to pay all taxes required to be withheld by any governmental agency. The Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares which have been held by the Optionee for at least six months having an aggregate Fair Market Value at the time of exercise equal to the aggregate Exercise Price of the Shares with respect to which the Option is to be exercised, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan, including, without limitation, through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares with respect to which the Option is exercised, the Company shall deliver to the Participant Share certificates (which may be in book entry form) for such Shares with respect to which the Option is exercised.

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 Appendix B

5.7       Restrictions on Share Transferability. Options are personal to the Optionee during his or her lifetime and may not be transferred, assigned, pledged, attached or otherwise disposed of in any manner, except by will or the laws of descent and distribution. Any attempt to transfer, assign, pledge, attach or otherwise dispose of any Option contrary to this Section 5.7 will be null and void. The Committee may impose additional restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

ARTICLE VI
RESTRICTED STOCK

6.1       Grant of Restricted Stock. Subject to the provisions of the Plan, Restricted Stock may be granted to such Participants at such times, and subject to such terms and conditions, as determined by the Committee in its sole discretion.

6.2       Award Agreement. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of Shares granted, the price, if any, to be paid for the Shares and the Period of Restriction applicable to the Award and such other terms and conditions as the Committee, in its sole discretion, shall determine.

6.3       Transferability/Share Certificates. Shares subject to an Award of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during a Period of Restriction. During the Period of Restriction, Shares of Restricted Stock may be registered in the holder’s name or a nominee’s name at the discretion of the Company and may bear a legend as described in Section 6.4.2. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent during the applicable Period of Restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Stock Award in the event such Award is forfeited in whole or part.

6.4       Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on Shares subject to an Award of Restricted Stock as it may deem advisable or appropriate.

6.4.1       General Restrictions. The Committee may set restrictions based upon applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

6.4.2       Legend on Certificates. The Committee, in its sole discretion, may legend the certificates representing Restricted Stock during the Period of Restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend: “The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the iSign Solutions, Inc. 2011 Stock Compensation Plan (the “Plan”), and in an Award Agreement (as defined by the Plan). A copy of the Plan and such Award Agreement may be obtained from the Chief Financial Officer of iSign Solutions, Inc..”

6.5       Removal of Restrictions. Shares of Restricted Stock granted under the Plan shall be released from escrow as soon as practicable after the termination of the Period of Restriction and, subject to the Company’s right to require payment of any taxes, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the Participant.

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Appendix B

6.6       Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

6.7       Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. Unless otherwise provided in the Award Agreement, any such dividends or distributions shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

ARTICLE VII
MISCELLANEOUS

7.1       No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s service relationship at any time, for any reason and with or without cause.

7.2       Participation. No person shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

7.3       Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any good faith action taken or good faith failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

7.4       Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

7.5       No Rights as Stockholder. Except to the limited extent provided in Sections 6.6 and 6.7, No Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

7.6       Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Committee, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to such Award (or exercise thereof).

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Appendix B

7.7       Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, provided such Shares have been held by the Participant for at least six months.

7.8       No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s or Affiliate’s capital structure or business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary or Affiliate, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s or Affiliate’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary or Affiliate, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s or Affiliate’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary or Affiliate. No Participant, beneficiary or any other person shall have any claim against any Member of the Board or the Committee, the Company or any Subsidiary or Affiliate, or any employees, officers, shareholders or agents of the Company or any Subsidiary or Affiliate, as a result of any such action.

7.9       Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

7.10       Changes in Capital Structure. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, change of control or exchange of Shares or other securities of the Company, or other corporate transaction or event (each a “Corporate Event”) affects the Shares, the Board shall, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the Exercise Price with respect to any Award, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

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Appendix B

If the Company enters into or is or may become involved in any Corporate Event or a Change in Control, the Board shall, prior to such Corporate Event and effective upon such Corporate Event, take such action as it deems appropriate, including, but not limited to, replacing Awards with substitute awards in respect of the Shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Awards granted hereunder as of the date of the consummation of the Corporate Event or a Change in Control. Notwithstanding anything to the contrary in the Plan, if any Corporate Event or Change in Control occurs, the Company shall have the right, but not the obligation, to cancel each Participant’s Awards immediately prior to such Corporate Event and to pay to each affected Participant in connection with the cancellation of such Participant’s Awards, an amount equal that the Committee, in its sole discretion, in good faith determines to be the equivalent value of such Award (e.g., in the case of an Option, the amount of the spread).

Upon receipt by any affected Participant of any such substitute awards (or payment) as a result of any such Corporate Event, such Participant’s affected Awards for which such substitute awards (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant. Any actions or determinations of the Committee under this Section 7.10 need not be uniform as to all outstanding Awards, nor treat all Participants identically.

7.11       Premature Grants. Any Award exercised by a person in California before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained by the later of: (a) within twelve (12) months before or after the Plan is adopted; or (b) prior to or within twelve (12) months of the granting of any Option or issuance of any Share under the Plan in California. Such Shares shall not be counted in determining whether such approval is obtained.

7.12       Disclosure. The Company shall provide annual financial statements of the Company to each security holder holding an outstanding Award. Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information. This Section 7.12 shall not apply provided the Plan complies with all conditions of either an applicable registration on Form S-8 or Rule 701 of the Securities Act, provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” in addition to the manner in which that term is defined in Rule 701.

ARTICLE VIII
AMENDMENT, TERMINATION AND DURATION

8.1       Amendment, Suspension or Termination. The Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, Section 162(m) of the Code and the rules of any stock exchange, if any, on which Shares are primarily traded; provided, however, the Board may amend the Plan and any Award Agreement, including without limitation retroactive amendments, without shareholder approval as necessary to avoid the imposition of any taxes under Section 409A of the Code. Subject to the preceding sentence, the amendment, suspension or termination of the Plan or any Award Agreement shall not, without the consent of the Participant, materially adversely alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

8.2       Duration of the Plan. The Plan shall, subject to Section 8.1, terminate ten years after adoption by the Board, unless earlier terminated by the Board and no further Awards shall be granted under the Plan. The termination of the Plan shall not affect any Awards granted prior to the termination of the Plan. No Award may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the stockholders.

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Appendix B

ARTICLE IX
LEGAL CONSTRUCTION

9.1       Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

9.2       Severability. In the event any provision of the Plan or of any Award Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan and/or the Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

9.3       Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. In particular, Awards issued under the Plan are intended to qualify for an exemption under Code Section 409A, and the Plan and associated Awards will be interpreted to that effect.

9.4       Governing Law. The Plan and all Award Agreements shall be construed In accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

9.5       Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

9.6       Incentive Stock Options. Should any Option granted under this Plan be designated an “Incentive Stock Option,” but fail, for any reason, to meet the requirements of the Code for such a designation, then such Option shall be deemed to be a Non-Qualified Stock Option and shall be valid as such according to its terms.

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Appendix B

EXHIBIT A

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

“1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Affiliate” means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options or Restricted Stock.

“Award Agreement” means the written agreement setting forth the terms and conditions applicable to an Award or series of Awards.

“Board” means the Company’s Board of Directors, as constituted from time to time.

“Change in Control” means the occurrence of any of the following:

(a)       An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term “person” is used for purposes of Section 13(d) or l4(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the then-outstanding Shares or the combined voting power of the Company’s then-outstanding Voting Securities; PROVIDED, HOWEVER, that the following acquisitions of Shares or Voting Securities shall not constitute a Change in Control under clause (a): acquisitions by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(b)       The individuals who, as of immediately following the completion of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; PROVIDED, HOWEVER, that, if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered a member of the Incumbent Board; and PROVIDED, FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”), including by reason of any agreement intended to avoid or settle any Proxy Contest; or

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Appendix B

(c)       The consummation of:

(i)       A merger, consolidation or reorganization (1) with or into the Company or a direct or indirect subsidiary of the Company or (2) in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger in which:

(A)       the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the surviving corporation, if there is no parent corporation of the surviving corporation or (y) if there is one or more than one parent corporation, the ultimate parent corporation; and

(B)       the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the surviving corporation, if there is no parent corporation of the surviving corporation, or (y) if there is one or more than one parent corporation, the ultimate parent corporation;

(ii)       A complete liquidation or dissolution of the Company; or

(iii)       The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity, (y) a transfer under conditions that would constitute a Non-Control Transaction, with the disposition of assets being regarded as a Merger for this purpose or (z) the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; PROVIDED that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation or other guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Committee” means the Board or a committee of the Board described in Article III.

“Employee” means an employee of the Company, a Related Company, a Subsidiary or an Affiliate (each an “Employer”) designated by the Committee. Notwithstanding anything to the contrary contained herein, the Committee may grant Awards to an individual who has been extended an offer of employment by the Company, a Related Company, a Subsidiary or an Affiliate; provided that any such Award shall be subject to forfeiture if such individual does not commence employment by a date established by the Committee.

“Exercise Price” means the price at which a Share subject to an Option may be purchased upon the exercise of the Option.

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Appendix B

“Fair Market Value” on any date means (a) the closing price in the primary trading session for a Share on such date on the stock exchange, if any, on which Shares are primarily traded (or if no Shares were traded on such date, then on the most recent previous date on which any Shares were so traded), (b) if clause (a) is not applicable, the closing price of the Shares on such date on The Nasdaq Global Market at the close of the primary trading session (or if no Shares were traded on such date, then on the most recent previous date on which any Shares were so traded) or (c) if neither clause (a) nor clause (b) is applicable, the value of a Share for such date as established by the Committee, using any reasonable method of valuation.

“Grant Date” means the date that the Award is granted.

“Incentive Stock Option” means an Option that is designated as an Incentive Stock Option and is intended by the Committee to meet the requirements of Section 422 of the Code.

“Independent Contractor” means a person, employed by the Company for a specific task, study or project who is not an Employee, including an advisor or consultant who (i) is a natural person and (ii) provides bona fide services to the Company, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the Company’s parent; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Member of the Board” means an individual who is a member of the Board or of the board of directors of a Subsidiary or an Affiliate.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase Shares granted pursuant to Article V.

“Optionee” means a person to whom an Option has been granted under the Plan.

“Participant” means an Employee, Independent Contractor or Member of the Board with respect to whom an Award has been granted and remains outstanding.

“Period of Restriction” means the period during which Restricted Stock is subject to forfeiture and/or restrictions on transferability.

“Plan” means this iSign Solutions, Inc. 2011 Stock Compensation Plan, as set forth in this instrument and as hereafter amended from time to time.

“Related Company” means any person or entity that would be considered a single employer with the Company under Section 4l4(b) or (c) of the Code, provided that the language “at least 80 percent” as used in connection with the application of these provisions were replaced by “at least 50%.”

“Restricted Stock” means a grant pursuant to Article VI of one or more Shares subject to forfeiture upon such terms and conditions as specified in the relevant Award Agreement.

“Share” means the Company’s common stock, par value $0.01 per share, or any security issued by the Company or any successor in exchange or in substitution therefor.

“Subsidiary(ies)” means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

“Ten Percent Holder” means an Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) who, at the time an Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company.

B-11

VOTE BY INTERNET - www.proxyvote.com
ISIGN SOLUTIONS INC., 2025 GATEWAY PLACE, SUITE 485 SAN JOSE, CA 95110	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF PROXY MATERIALS
To reduce the costs incurred by our company in mailing proxy materials, all proxy statements and proxy cards are being sent electronically via e-mail to shareholders that have signed-up for electronic delivery. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Our proxy statement and financial reports are also available for download on our website at isignnow.com/investor-relations.

DELIVERY OF PROXY MATERIALS BY REGULAR MAIL
Paper copies of our proxy materials are available by calling us on (650) 802-7888 or by sending a request via e-mail to ir@isignnow.com.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M79024-Z64078	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ISIGN SOLUTIONS INC.

	The Board of Directors recommends you vote FOR the following:		For	Withhold	For All	To Withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			All	All	Except

1.	Election of Directors		!	!	!	_______________________________________

Nominees:

	1) Andrea Goren	4) Jeffrey Holtmeier
	2) Stanley L. Gilbert	5) David Welch
	3) Philip Sassower	6) Michael W. Engmann
7) Francis Elenio

The Board of Directors recommends you vote FOR proposals 2.
						For	Against	Abstain

2.	To consider and vote upon a proposal to increase the number of shares available for future grant in the Company’s 2011 Stock Compensation Plan.

3.	To consider and vote on a proposal to approve an Amended and Restated Certificate of Incorporation to decrease the authorized shares of Common Stock and Preferred Stock.

4.	To consider and vote on a proposal to approve an Amended and Restated Certificate of Incorporation to decrease the authorized shares of preferred stock;

5.	To ratify the appointment of Armanino LLP as the Company’s independent auditors for the year ending December 31, 2015.

NOTE: The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, to the greatest extent permissible, this Proxy Card will be voted “FOR” (1) the election of all directors; (2) to increase the number of shares available for future grant in the Company’s 2011 Stock Compensation Plan and (4) to ratify the appointment of Armanino LLP as the Company’s independent auditors for the year ending December 31, 2016.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary , please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

M79025-Z64078

PROXY
ISIGN SOLUTIONS INC. 2025 GATEWAY PLACE, SUITE 485
SAN JOSE, CALIFORNIA 95110

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON January 25, 2017.

The undersigned does hereby appoint Andrea Goren and Mohammed Idris and each of them as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated on the reverse side, all the shares of Common Stock in connection with the proposals presented at the Company's Annual Meeting of Stockholders to be held on January 25, 2017 at 1 p.m., local time, at the Company's headquarters, 2025 Gateway place, Suite 485, San Jose California 95110, or any adjournment or postponement thereof, all as more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement dated December 29, 2016, available by request or on our website, www.isignnow.com/investor-relations, hereby revoking all proxies heretofore given with respect to such matters. The Board of Directors recommends a vote "FOR" each of the Proposals.

Important Notice Regarding the Internet Availability of Proxy Materials for the 2016 Annual Meeting to be Held on January 25, 2017. The proxy materials for the Communication Intelligence Corporation 2016 Annual Meeting of Stockholders are available at www.proxyvote.com. To view the proxy materials, please have your proxy card in hand when you access the website and follow the instructions to access the proxy materials.

Continued and to be signed on reverse side